UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:
                                December 28, 2005
                        (Date of earliest event reported)

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                              SPECTRUM BRANDS, INC.
               (Exact Name of Registrant as Specified in Charter)

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            Wisconsin                      001-13615             22-2423556
   (State or other Jurisdiction      (Commission File No.)      (IRS Employer
        of Incorporation)                                    Identification No.)

            Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328 (Address of principal executive offices, including zip code)

                                 (770) 829-6200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

      (b) On December 28, 2005, Neil P. DeFeo submitted a letter of resignation from the board of directors of Spectrum Brands, Inc., effective December 31, 2005. In his letter of resignation, Mr. DeFeo indicated that he was resigning due to the time demands of board membership, particularly in light of his obligations as President and Chief Executive Officer of Playtex Products, Inc.

In connection with Mr. DeFeo's resignation from the board, the size of the board was reduced to 9 members.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 29, 2005           SPECTRUM BRANDS, INC.

                                   By:     /s/ Randall J. Steward
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                                   Name:   Randall J. Steward
                                   Title:  Executive Vice President and
                                           Chief Financial Officer